Derivative Instruments	6 Months Ended
Jun. 30, 2011
Derivative Instruments [Abstract]
Derivative Instruments and Hedging Activities Disclosure [Text Block]
Derivative Instruments
On November 2, 2010, the Company entered into an interest rate swap agreement to protect the Company against certain interest rate fluctuations of the LIBOR rate on $100.0 million of the Company's variable rate debt under the senior secured credit facility. Goldman Sachs, Inc. was the counterparty to the interest rate swap.  The effective date of the interest rate swap is December 31, 2010, and it was scheduled to expire on December 31, 2012.  The interest rate swap effectively fixed the Company's LIBOR interest rate on $100.0 million of variable debt at a rate of 0.85%.

The FASB established a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Company determines the fair value of its interest rate swap based on the amount at which it could be settled, which is referred to as the exit price. This price is based upon observable market assumptions and appropriate valuation adjustments for credit risk. The Company has categorized its interest rate swap as Level 2.

The Company does not hold or issue derivative financial instruments for trading purposes. The fair value of the Company's interest rate swap at June 30, 2011 reflected a liability of approximately $627,000 and is included in other liabilities in the accompanying consolidated balance sheets. The interest rate swap reflects a liability balance as of June 30, 2011 as a result of decreases in market interest rates since inception.

At inception, the Company designated the interest rate swap as a cash flow hedge instrument. As a result of the extinguishment of the senior secured credit facility during the second quarter of 2011, the interest rate swap no longer qualified for cash flow hedge accounting treatment. Therefore, the Company determined the hedge instrument to be ineffective and discontinued hedge accounting treatment as of June 15, 2011. In June 2011, the Company recognized the $665,000 in accumulated other comprehensive loss as additional interest expense. Also in June 2011, the Company began recording into earnings the mark-to-market adjustment to reflect the fair value of the hedging instrument. During the three months ended June 30, 2011, the Company recorded a mark-to-market adjustment of $39,000 as a reduction of interest expense.